Exhibit 10.3

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                              ALFACELL CORPORATION

                            2004 STOCK INCENTIVE PLAN

                                NOVEMBER 12, 2003

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                                Table of Contents

Section 1.   Purpose ......................................................    1

Section 2.   Definitions ..................................................    1

Section 3.   Administration ...............................................    3
       (a)   Power and Authority of the Committee .........................    3
       (b)   Power and Authority of the Board .............................    4

Section 4.   Shares Available for Awards ..................................    4
       (a)   Shares Available .............................................    4
       (b)   Accounting for Awards ........................................    4
       (c)   Adjustments ..................................................    4
       (d)   Award Limitations Under the Plan .............................    5

Section 5.   Eligibility ..................................................    5

Section 6.   Awards .......................................................    5
       (a)   Options ......................................................    5
       (b)   Stock Appreciation Rights ....................................    7
       (c)   Restricted Stock and Restricted Stock Units ..................    7
       (d)   Performance Awards ...........................................    8
       (e)   Dividend Equivalents .........................................    8
       (f)   Other Stock Grants ...........................................    8
       (g)   Other Stock-Based Awards .....................................    8
       (h)   General ......................................................    9

Section 7.   Amendment and Termination; Adjustments .......................   10
       (a)   Amendments to the Plan .......................................   10
       (b)   Amendments to Awards .........................................   11
       (c)   Correction of Defects, Omissions and Inconsistencies .........   11

Section 8.   Income Tax Withholding .......................................   11

Section 9.   General Provisions ...........................................   12
       (a)   No Rights to Awards ..........................................   12
       (b)   Award Agreements .............................................   12
       (c)   Plan Provisions Control ......................................   12
       (d)   No Rights of Stockholders ....................................   12
       (e)   No Limit on Other Compensation Arrangements ..................   12
       (f)   No Right to Employment .......................................   12
       (g)   Governing Law ................................................   13
       (h)   Severability .................................................   13
       (i)   No Trust or Fund Created .....................................   13
       (j)   Other Benefits ...............................................   13


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       (k)   No Fractional Shares .........................................   13
       (l)   Headings .....................................................   13
       (m)   Section 16 Compliance; Section 162(m) Administration .........   13
       (n)   Conditions Precedent to Issuance of Shares ...................   14

Section 10.  Effective Date of the Plan ...................................   14

Section 11.  Term of the Plan .............................................   14


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                              ALFACELL CORPORATION

                            2004 STOCK INCENTIVE PLAN

Section 1. Purpose

      The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, non-employee directors and other persons or entities capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions

      As used in the Plan, the following terms shall have the meanings set forth below:

      (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

      (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

      (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

      (d) "Board" shall mean the Board of Directors of the Company.

      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company's compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a "Non-Employee Director."

      (g) "Company" shall mean Alfacell Corporation, a Delaware corporation, and any successor corporation.

      (h) "Director" shall mean a member of the Board, including any Non-Employee Director.

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      (i) "Dividend Equivalent" shall mean any right granted under Section 6(e)
of the Plan.

      (j) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or director providing services to the Company, any Affiliate or any other person the Committee determines to be an Eligible Person.

      (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (l) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the OTC Bulletin Board, the average of the high and low sales price of one Share as reported on the OTC Bulletin Board on the last trading day before such date.

      (m) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" in accordance with the terms of Section 422 of the Code or any successor provision.

      (n) "Non-Employee Director" shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

      (o) "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not an Incentive Stock Option.

      (p) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

      (q) "Other Stock Grant" shall mean any right granted under Section 6(f) of the Plan.

      (r) "Other Stock-Based Award" shall mean any right granted under Section 6(g) of the Plan.

      (s) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

      (t) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

      (u) "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

      (v) "Plan" shall mean the Alfacell Corporation 2004 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

      (w) "Reload Option" shall mean any Option granted under Section 6(a)(v) of the Plan.


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      (x) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

      (y) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

      (z) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

      (aa) "Securities Act" shall mean the Securities Act of 1933, as amended.

      (bb) "Share" or "Shares" shall mean a share or shares of common stock, $.001 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

      (cc) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration

      (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of
2002) other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee (provided, however, that the par value of any Shares and Restricted Stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance); (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations,


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determinations, interpretations and other decisions under or with respect to the
Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

      (b) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards

      (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 8,500,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,500,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 1,500,000, subject to adjustment as provided in Section 4(c) of the Plan.

      (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including Shares tendered in connection with the grant of a Reload Option, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

      (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided,


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however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

      Notwithstanding the above, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other stockholders of the Company in such event.

      (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility

      Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

      (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

            (ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant.

            (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or


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      methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

            (iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock
      Options:

                  (A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

                  (B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

                  (C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

                  (D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

                  (E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.


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            (v) Reload Options. The Committee may grant Reload Options, separately or together with another Option and subject to the terms and conditions established by the Committee, pursuant to which the Participant would be granted a new Non-Qualified Stock Option when the payment of the exercise price of a previously granted option for common stock is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Non-Qualified Stock Option would be a Non-Qualified Stock Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to options previously granted under the Plan or any other stock option plan of the Company or any Affiliate or may be granted in connection with any option granted under the Plan or any other stock option plan of the Company or any Affiliate at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Non-Qualified Stock Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Non-Qualified Stock Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

      (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

      (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other


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      right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

            (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

            (iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

      (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

      (e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

      (f) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

      (g) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the


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Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

      (h) General.

            (i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

            (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

            (iii) Forms of Payment under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

            (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the


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      Committee, a Participant may transfer a Non-Qualified Stock Option to any
      Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

            (v) Term of Awards. Subject to Section 6(a)(iv)(C) of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

            (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

            (vii) Prohibition on Repricing. Except as provided in Section 4(c) hereof, no Option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company's financial statements as prepared in accordance with Generally Accepted Accounting Principles.

Section 7. Amendment and Termination; Adjustments

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:


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

            (i) violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

            (ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

            (iii) increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

            (iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b)(ii) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan; or

            (v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

      (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

      (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding

      In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or
(ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.


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

Section 9. General Provisions

      (a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

      (c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

      (d) No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

      (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

      (g) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

      (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

      (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

      (k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      (l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      (m) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

      (n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10. Effective Date of the Plan

      The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided, however, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective.

Section 11. Term of the Plan

      No Award shall be granted under the Plan after November 12, 2013 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.


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